Exhibit 10.42


                                   Kolar INC.
                      407 CLIFF STREET ITHACA, N.Y. 14850
                    PHONE (607) 273-5182  FAX (607) 273-2033








                                                                 January 4, 2002





JPMorgan Chase Bank
Administrative Agent

         Re: Ninth Amendment to Credit Agreement among CPI AEROSTRUCTURES, INC., a New York corporation ("Holdings"), KOLAR, INC., a Delaware corporation (the "Borrower") and JPMorgan Chase Bank as Administrative Agent and the Lenders party thereto.
                  -------------------------------------------------------------

Dear Sirs:

                  This letter is supplemental to the Ninth Amendment to Credit Agreement dated October 9, 1997 ("Ninth Amendment") among Holdings, Borrower, JPMorgan Chase Bank as Administrative Agent and the Lenders party thereto, but is for the benefit of Administrative Agent only. All capitalized terms used herein shall, unless otherwise indicated, have the meanings assigned to them in said Ninth Amendment.

                  In addition to the obligations of Holdings and Borrower contained in said Ninth Amendment, Holdings and Borrower agree that, on or before January 31, 2002, they will furnish to Administrative Agent, for its sole benefit, stock certificates representing an additional 20,000 shares of common stock in Holdings in the name of JPMorgan Chase Bank, Chase Equity Associates L.P. or its or their designee. Such shares shall be duly issued, fully paid and non-assessable subject to appropriate registration rights, and free and clear of all liens, encumbrances and restrictions on transferability.

JPMorgan Chase Bank
January 2, 2002
Page 2


                  Holdings and Borrower each acknowledge their understanding that full compliance with the terms of this letter shall constitute one of the conditions precedent to the Ninth Amendment becoming effective.

                                    Very truly yours,

                                    CPI AEROSTRUCTURES, INC.


                                    By:   /s/ Edward J. Fred
                                    --------------------------------------------
                                    Name: Edward J. Fred
                                    Title: President and Chief Financial Officer


                                    KOLAR, INC.


                                    By:   /s/ Edward J. Fred
                                    --------------------------------------------
                                    Name: Edward J. Fred
                                    Title: Executive Vice President & CFO